UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA		73102-5015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2021, D. Martin Phillips notified Devon Energy Corporation (the “Company”) of his intent to resign from the Board of Directors of the Company (the “Board”) effective immediately. Mr. Phillips was previously nominated to the Board as the designee of Felix Investments Holdings II, LLC (the “Investor”), pursuant to the terms of that certain Stockholders’ Agreement, dated as of January 7, 2021 (the “Stockholders Agreement”), by and among the Company, the Investor, and, solely for limited purposes specified therein, EnCap Energy Capital Fund X, L.P. Under the terms of the Stockholders Agreement, the Investor had the right to nominate a director for appointment and election to the Board so long as the Investor and certain of its affiliates (collectively, the “Investor Group”) together owned at least 10% of the outstanding shares of common stock of the Company. If the Investor Group ceased to satisfy this ownership requirement, then the Investor was obligated to cause any director designee of the Investor then serving on the Board to resign, unless otherwise requested by the Board. As a result of certain disposition transactions of shares of common stock of the Company by the Investor Group, the Investor Group no longer meets such ownership requirement and Mr. Phillips tendered his resignation from the Board pursuant to the foregoing described provision in the Stockholders Agreement, and not because of any disagreement with the Company regarding any matter relating to its operations, policies or practices. Effective immediately following Mr. Phillips’ resignation, the Board reduced its size from twelve directors to eleven directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date: March 5, 2021